UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

FG FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Central Ave Suite 800, St. Petersburg, Florida 33701

(Address of principal executive offices, including Zip Code)

(727) 304-5666

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FGF	The Nasdaq Stock Market LLC

8.00% Cumulative Preferred Stock, Series A, $25.00 par value per share	FGFPP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2021, the Board of Directors adopted the FG Financial Group, Inc. 2021 Equity Incentive Plan, or the “2021 Plan”), which stockholders approved at our 2021 annual meeting (the “Annual Meeting”). The 2021 Plan will be the successor to the Company’s 2014 Amended and Restated Equity Incentive Plan and the Company’s 2018 Equity Incentive Plan (the “Prior Plans”). No further awards will be made under the Prior Plans. However, outstanding awards granted under the Prior Plans before stockholder approval of the 2021 Plan will remain outstanding in accordance with their terms. Awards granted under the 2021 Plan may be in the form of stock options (which may be incentive stock options or nonqualified stock options), stock appreciation rights (or “SARs”), restricted shares, restricted share units, and other share-based awards. No awards may be made under the 2021 Plan after September 30, 2031 or such earlier date as the Board of Directors may terminate the 2021 Plan.

The 2021 Plan will be administered by the Compensation and Management Resources Committee of the Board of Directors (the “Compensation Committee”), or by such other committee or subcommittee as may be appointed by our Board, and which consists entirely of two or more individuals who are “non-employee directors,” within the meaning of Rule 16b-3 under the Exchange Act, and “independent directors,” within the meaning of applicable stock exchange rules.

The Compensation Committee can make rules and regulations and establish such procedures for the administration of the 2021 Plan as it deems appropriate and may delegate any of its authority to one or more directors or employees, to the extent permitted by applicable laws. Our Board of Directors also reserves the authority to administer and issue awards under the 2021 Plan.

The 2021 Plan provides for awards to our non-employee directors and to employees and consultants of the Company and our subsidiaries who are selected by the Compensation Committee, except that incentive stock options may only be granted to our employees and employees of our subsidiaries. It is currently anticipated that approximately seven employees, five non-employee directors, and five consultants will be eligible for awards under the 2021 Plan, at the discretion of the Compensation Committee.

The maximum number of shares that may be issued or transferred with respect to awards under the 2021 Plan is 1,500,000 shares, subject to adjustment in certain circumstances as described below. Shares issued under the 2021 Plan may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing. Shares underlying awards that are settled in cash or that terminate or are forfeited, cancelled, or surrendered without the issuance of shares generally will again be available for issuance under the 2021 Plan. However, shares used to pay the exercise price of stock options, shares repurchased by the Company with stock option proceeds, and shares used to pay withholding taxes upon exercise, vesting or payment of an award, will not be added back to the share reserve under the 2021 Plan. In addition, when a SAR is exercised and settled in shares, all of the shares underlying the SAR will be counted against the share limit of the 2021 Plan, regardless of the number of shares used to settle the SAR.

Shares subject to awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company will not count against the share limit above, except as may be required by the rules and regulations of any stock exchange or trading market.

A summary of the 2021 Plan is included in Proposal Three of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 25, 2021, https://www.sec.gov/Archives/edgar/data/1591890/000149315221026168/formdef14a.htm (the “Proxy Statement”), beginning at page 20, which summary is incorporated in its entirety herein by reference. The summaries of the 2021 Plan contained herein and in the Proxy Statement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the 2021 Plan, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

At the Annual Meeting, the Company’s stockholders adopted an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, increasing the number of authorized shares of common stock from 10,000,000 to 100,000,000. The amendment became effective December 15, 2021, upon its filing with the Delaware Secretary of State.

A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on December 15, 2021. For more information on the following proposals submitted to stockholders, see the Proxy Statement, https://www.sec.gov/Archives/edgar/data/1591890/000149315221026168/formdef14a.htm. Below are the final voting results.

Proposal No. 1 – Election of Directors.

The following were elected directors, each for a term expiring at the next annual meeting of stockholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
D. Kyle Cerminara	4,007,954	80,067	462,534
Richard E. Govignon, Jr.	3,984,592	103,429	462,534
Rita Hayes	3,984,896	103,125	462,534
E. Gray Payne	3,925,657	162,364	462,534
Larry G. Swets, Jr.	4,048,004	40,017	462,534
Scott D. Wollney	3,932,934	155,087	462,534

Proposal No. 2(A) – Increase Authorized Common Stock.

As set forth in Item 5.03, the Company’s stockholders adopted an amendment to the Company’s certificate of incorporation increasing the authorized common stock.

Votes For	Votes Against	Votes Abstained
3,705,071	382,150	800

Proposal No. 2(B) – Increase Authorized Preferred Stock and Decrease Par Value of Preferred Stock.

The proposal to increase the authorized preferred stock and decrease its par value was defeated:

Stockholders	Votes For	Votes Against	Votes Abstained
Common Shares	3,709,268	377,953	800
Preferred Shares	219,780	103,001	7,875

Proposal No. 3 – Approve Equity Incentive Plan.

As set forth in Item 5.02, stockholders adopted the FG Financial Group, Inc. 2021 Equity Incentive Plan.

Votes For	Votes Against	Votes Abstained
3,662,970	423,376	1,675

Proposal No. 4 – Ratification of Independent Auditors.

Stockholders ratified appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

Votes For	Votes Against	Votes Abstained
4,547,738	1,591	1,226

Proposal No. 5 – Advisory “Say-on-Pay” Proposal.

Stockholders adopted a non-binding advisory resolution approving compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,024,832	56,974	6,215	462,534

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Certificate of Amendment of Fourth Amended and Restated Certificate of Incorporation
10.1	FG Financial Group, Inc. 2021 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG FINANCIAL GROUP, INC.

Date: December 17, 2021	By:	/s/ Brian D. Bottjer
	Name:	Brian D. Bottjer
	Title:	Chief Accounting Officer